                                                                    EXHIBIT 10-b

                          CARD MEMBER LICENSE AGREEMENT

TO:                Colonial National Financial Corp.
           ------------------------------------------------------------------
                             (Licensee's legal name)

                   448 East 6400 South, Suite 150
           ------------------------------------------------------------------
                      (Street address of principal office)

                   Murray, Utah 84107
           ------------------------------------------------------------------
                      (City and State of principal office)

      The following is a license agreement made between you and MasterCard International Incorporated "Licensor", a membership corporation organized under the laws of the Sate of Delaware, located at 888 Seventh Avenue, New York, New York.

      1. DESCRIPTION OF THE MARKS. Licensor has developed a number of service marks utilizing the name MasterCard, as set forth in Appendix 2A, Chapter 2 of the MasterCard International Bylaws and Rules manual, for use with the services described below and other services which Licensor may add at any time:

      (a)   The issuance of Charge and debit services cards;

      (b) The establishment of agreements with merchants to provide goods or services to holders of debit services and charge cards, and the assignment, transfer or presentation by such merchants of the sales slips representing such transactions to financial institutions for payment;

      (c)   The making of cash advances;

      (d) The electronic or paper based transfer of funds, whether through ATM or POS terminals or otherwise, of holders of debit service cards (including the withdrawal of funds from designated accounts, and the transfer of funds between designated accounts), the guarantee of checks and similar negotiable instruments of holders of debit services cards, and other related services;

      (e) The operation of charge card and debit services card transaction authorization centers;

      (f) The settlement, honoring and interchange of the transaction records generated by use of the charge and debit services cards;

      (g) The provision of cardholder accounting through a central or independent billing system; and

      (h)   The advertising and promotion of all the above activities.

      These marks, which utilize the work MasterCard(R), are referred to in this agreement as "the marks," or "the MasterCard marks" as the case may be. Cards bearing the marks are referred to herein as "MasterCard cards."

      2. GRANT OF LICENSE. Licensor hereby grants you a nonexclusive license to use the marks for any of the services authorized by paragraph 1 in connection your charge card or debit services business. However, you must notify Licensor, in such form as Licensor may designate, prior to commencing use of the marks in connection with your charge card business and prior to commencing use of the marks in connection with your debit services business.

      3. DURATION OF LICENSE. The duration of this license is perpetual, subject to the termination provisions of this agreement and subject to the Licensor's right to forgo rights in the marks.

      4. OWNERSHIP AND VALIDITY OF THE MARKS. By accepting this license, you recognize that Licensor is the exclusive owner of the marks, and you agree that you will never contest, directly or indirectly, Licensor's exclusive ownership of the marks, or in any way dispute the validity of the marks. You agree that, if any rights have accrued or may accrue to you in the marks by operation of law, such rights will revert to Licensor upon termination of this agreement. You also agree that you will cooperate with Licensor in perfecting Licensor's title in the marks by written assignment of any rights which may accrue or in any other manner necessary.

      5. STANDARDS FOR THE MARKS AND SERVICES. Licensor shall establish standards from time to time, which you hereby agree to follow, regulating the manner in which licensees shall perform and conduct services connected with the marks. These standards generally include, but are not limited to, the MasterCard User's Manual and the Bylaws and Rules of Licensor. These standards may be modified at any time by Licensor and made applicable to you.

----------

(As amended through 23 March 1994)

Card Member License Agreement
(As amended through 23 March 1994)                                        Page 2
--------------------------------------------------------------------------------


      These standards specifically include, but are not limited to, the following requirements:

      (a) MERCHANT AGREEMENTS. You must require merchants with which you have MasterCard card agreements to agree:

            (1) to honor without discrimination all cards bearing the marks of Licensor which are properly presented; and

            (2) to abide by the standards for display of the marks which may be established by Licensor.

      You shall also use your best efforts to cause your merchants to comply with such agreements. For purpose of this agreement, a "merchant" is a retailer or other person, firm or corporation which, pursuant to an agreement with a license of the marks, agrees to accept, or to cause its outlets to accept, MasterCard cards.

      (b) INTERCHANGE. Using procedures approved by Licensor, you shall interchange with all other licensees and members of Licensor any transaction records which may be generated by use of cards properly bearing any of the marks of Licensor.

      (c) FORMAT OF MARKS. You may use the marks only in the form, style, design and color authorized by Licensor. Licensor shall make no change in the form, style, design or color of the marks, unless such change is approved by MasterCard licensees eligible to vote holding 80% or more of the voting power of all such licensees eligible to vote in accordance with the Bylaws of Licensor. If Licensor makes a change in the form, style, design or color of the marks, you must make the change within two years from the date of the change. If you fail to make the change within two years, then you must discontinue use of the marks, and this agreement shall terminate automatically.

      (d) APPROVAL OF CARD FACE. The face of MasterCard cards issued by you shall be identical to the cards shown in Appendix 2A, Chapter 2 of the MasterCard International Bylaws and Rules manual. You shall promptly file with Licensor a facsimile of the card in the form to be used by you, and you shall not use or issue MasterCard cards in that form or any other form without receiving prior written approval from Licensor.

      (e) NOTICE OF LICENSOR'S OWNERSHIP OF MARKS. All documents, instruments, papers, letters, advertisements, charge cards or debit services cards you issue which carry the word MasterCard shall be marked by you with any notices of Licensor's mark registrations that may be required by law or by Licensor.

      6. MAINTENANCE OF RIGHTS IN THE MARKS. Licensor agrees to take such action as it believes reasonable to protect and maintain its rights in the marks. However, if Licensor decides, in its sole discretion, to forego rights in the marks, it shall take reasonable action to protect your right to continue to use the marks. Upon request, Licensor will provide you with a current description of the status of its registrations and applications for registration of the marks.

      7. NOTICE OF INFRINGEMENT OF THE MARKS. As soon as you acquire any knowledge of: (a) any infringement of the marks, (b) any conflicting claim of third parties with request to the marks, or (c) any failure of any licensee to adhere to the standards for the marks and services outlined in paragraph 5 above, you shall notify Licensor. You agree to give all lawful and reasonable aid requested by Licensor in connection with its efforts to preserve and defend the marks. Such aid would include, among other things, reasonable assistance in investigations, negotiations and suits when requested, and it would also include carrying on litigation in your own name or Licensor's behalf. All litigation carried on by you at Licensor's request shall be subject to Licensor's control and will be at Licensor's expense.

      8. LICENSOR'S RIGHT TO INFORMATION. Licensor shall have the right to obtain from you any information necessary to determine whether you are in compliance with this agreement. However, you will not be required to furnish any information relating to your interest rates, merchant discounts or other fees, or credit selectivity policies or any other matter not relevant to such a determination. If you believe that you are prevented from carrying out any of the terms of this agreement by any laws or regulations, any information you furnish Licensor under this paragraph shall specifically include a copy of such laws or regulations. Furthermore, if Licensor requests it, you will furnish Licensor an opinion or counsel confirming your conclusion that these laws or regulations apply. At Licensor's request, you shall provide Licensor with a reasonable opportunity to verify the information furnished under the paragraph. If Licensor determines that you are prohibited by law or regulation from carrying out any of the terms of this agreement, you shall undertake such reasonable activities in the place of the prohibited activities as the MasterCard Committee, or its successor, shall require.

Card Member License Agreement
(As amended through 23 March 1994)                                        Page 3
--------------------------------------------------------------------------------


      9. TERMINATION OF AGREEMENT BY LICENSOR. Licensor shall have the right to terminate this agreement under the following circumstances:

      (a) DISAFFILIATION. If you cease to be a card member of Licensor, Licensor may terminate this agreement forthwith. If it chooses, Licensor may authorize you to use the marks under a substitute agreement appropriate to liquidating your MasterCard card business.

      (b) NONCOMPLIANCE. If you fail reasonably to comply with any of the obligations imposed by this agreement, or fail to make any payments required by the Bylaws or Rules, Licensor may terminate this agreement in the following manner:

            (1) Licensor shall give you written notice of your failures in sufficient detail to identify each alleged failure;

            (2) You shall have ninety (90) days after this notice to cure each failure; and

            (3) If you have not cured each failure within this 90-day period, this agreement shall terminate.

      (c) INABILITY TO COMPLY DUE TO LEGAL DISABILITY. If you are unable to comply with the provisions of this agreement because of any statute, regulation or other requirement imposed by the jurisdiction in which you are located, Licensor may terminate this agreement forthwith.

      10. TERMINATION OF AGREEMENT BY LICENSEE. You may terminate this agreement on 30 days written notice to Licensor.

      11. TERMINATION FOR NON-USE. If you discontinue use of the marks in connection with the services described in paragraph 1 above for a period of two years, this agreement shall terminate automatically.

      12. LICENSEE'S OBLIGATIONS UPON TERMINATION. Upon termination of this agreement as provided in paragraphs 5(c), 9, 10, and 11 above, all of your rights and obligations under this agreement shall terminate except that you shall have the following residual obligations:

      (a) You shall revoke all MasterCard cards issued by you and cease all other use of the marks as of the termination date;

      (b) You shall remain liable on all transactions resulting from the use of the MasterCard cards issued by you until 90 days following the latest expiration date embossed on any of your MasterCard cards;

      (c) You shall remain liable on all amounts due from you pursuant to the provisions of the Bylaws and Rules of Licensor, and for your appropriate share of the expenses properly incurred by Licensor prior to the termination date on behalf of all MasterCard licensees and debts related to the card activities of Licensor, as provided in the Bylaws; and

      (d) You shall not attempt to register or to aid third parties in registering any trade or service mark confusingly similar to the MasterCard marks.

      13. LIST OF LICENSEES. Any list which contain the names and addresses of MasterCard licenses which may be distributed to you shall remain the property of Licensor and you shall not sell or give any such list to vendors.

      14. SUBLICENSES AND ASSIGNMENTS PROHIBITED. You may not sublicense or assign your right under this agreement whether by sale, consolidation, merger, amalgamation, operation of law, or otherwise. However, you may transfer this license to any institution which succeeds to substantially all of your business or assets and which, at the time of such transfer, is a card member of Licensor.

      15. MODIFICATIONS. This agreement may only be modified by the affirmative action of the MasterCard Committee or its successor. This agreement may not be orally modified or terminated.

      16. OTHER AGREEMENTS. This agreement supersedes all inconsistent representations, agreements, arrangements and understandings between you and Licensor, whether written or oral, except that the provisions of this agreement are subject to the provisions of the Bylaws and rules of Licensor.

Card Member License Agreement
(As amended through 23 March 1994)                                        Page 4
--------------------------------------------------------------------------------


      17. NOTICES. Any notice, demand, request or communication required or permitted to be given under this agreement shall be in writing. Such notice shall be considered sufficiently given when it is deposited to the public mails as certified mail addressed to the appropriate party at the address shown on the first page of this agreement or to such other address as may be designated by the party from time to time.

      18. GOVERNING LAW. All questions with respect to the interpretation, effect and validity of this agreement, and the rights and obligations of the parties, shall be decided under the laws of the State of New York.

      19. EFFECTIVE DATE. This agreement shall be effective from the time it is executed in New York (after previously having been executed by you) and deposited in the United States mails for transmission to you.

                                    MasterCard International, Incorporated
                                    New York, New York


                                    By:  /s/ H. Eugene Lockhart
                                         -------------------------
                                          H. Eugene Lockhart, President
                                          and Chief Executive Officer

                                    Date:
                                         ---------------------------------------

ATTEST:
By:   /s/ Michael J. Timko
     ---------------------

Name:  Michael J. Timko

Title:  Assistant Secretary
            (Corporate Seal)


ACCEPTED AND AGREED:                 Colonial National Financial Corp.
                                    --------------------------------------------
                                     (Typed or printed name of licensee)

                                    City and State      Salt Lake City, Utah
                                                   -----------------------------


                                    By:   /s/ John L. Richards
                                         -------------------------
                                    (Original signature of officer empowered to
                                     enter into agreements for your
                                     organization)


                                    Name:           John L. Richards
                                         ---------------------------------------
                                    (Typed or printed name of signing officer)


                                    Title        President/CEO
                                         ---------------------------------------

                                    Date          4/19/94
                                        ----------------------------------------
                                    (Date agreement signed by applicant)

ATTEST:
By:   /s/ Julie Boyle
    ---------------------------------
(Signature of authorized attestor)

Name      Julie Boyle
    ---------------------------------
(Printed or typed name of attestor)

Title     Secretary
     --------------------------------
(Affix your organization's seal here)